UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7920

Western Asset High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2012

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

March 31, 2012

Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.
(HIO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	21

Statement of operations	22

Statements of changes in net assets	23

Financial highlights	24

Notes to financial statements	25

Board approval of management and subadvisory agreements	42

Additional shareholder information	48

Dividend reinvestment plan	49

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Opportunity Fund Inc. for the six-month reporting period ended March 31, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 27, 2012

Western Asset High Income Opportunity Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended March 31, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.8% in the third quarter of 2011. The economy then gathered further momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. However, economic growth in the U.S. then moderated somewhat, as the Commerce Department’s initial estimate for first quarter 2012 GDP growth was 2.2%.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.0%. Unemployment then generally declined over the next six months and was 8.2% in March 2012, the lowest rate since February 2009. The housing market showed some positive signs, although it still appears to be searching for a bottom. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. However, the inventory of unsold homes moved lower versus the previous month in March 2012 and home prices increased. The NAR reported that the median existing-home price for all housing types was $163,800 in March 2012, up 2.5% from March 2011.

After experiencing a soft patch in the summer of 2011, the manufacturing sector expanded at a stronger pace during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011, it had a reading of 50.6, its lowest reading in two years (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector gathered momentum and ended January 2012 at 54.1, its highest reading since June 2011. After dipping to 52.4 in February, the PMI rose to 53.4 in March. In addition, fifteen of the eighteen industries tracked by the Institute for Supply Management expanded in March. In contrast, only nine and eleven industries expanded in January and February 2012, respectively.

IV	Western Asset High Income Opportunity Fund Inc.

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended March 31, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 1.92%, respectively. Two-year Treasuries hit their low for the reporting period of 0.21% in mid-January 2012, and ten-year Treasuries reached their reporting period trough of 1.80% in early October 2011. With the economy gathering some momentum, Treasury yields moved higher toward the end of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March given renewed fears over the European sovereign debt crisis. When the reporting period ended on March 31, 2012, two-year Treasury yields were 0.33% and ten-year Treasury yields were 2.23%.

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” The Fed repeated this point at its meeting in April (after the reporting period ended), saying “To support a stronger economic recovery and to help ensure that inflation, over time, is at the rate most consistent with its dual mandate, the Committee expects to maintain a highly accommodative stance for monetary policy.”

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A.The spread sectors experienced periods of volatility during the period. Risk appetite was robust in October 2011, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. A flight to quality then occurred in November given fears regarding the situation in Europe. Risk appetite returned over the next three months of the period as the U.S. economy gained further traction. However, concerns related to Europe triggered another bout of risk aversion in March. For the six months ended March 31, 2012, the Barclays Capital U.S. Aggregate Indexv returned 1.43%.

Q. How did the high-yield market perform over the six months ended March 31, 2012?

A. The U.S. high-yield bond market generated a strong gain during the reporting period. The asset class rallied sharply during the first month of the period given strong risk appetite. Against this backdrop, the Barclays Capital U.S. High Yield — 2% Issuer

Western Asset High Income Opportunity Fund Inc.	V

Cap Indexvi, rose 6.00% in October. The high-yield market then weakened in November due to the escalating European sovereign debt crisis. However, it rallied during three of the last four months of the period as risk appetite returned. All told, the high-yield market gained 12.17% for the six months ended March 31, 2012.

Q. How did the emerging market debt asset class perform over the reporting period?

A. Despite periods of volatility, the asset class generated strong results for the six-month reporting period. In general, emerging market debt was supported by solid growth in developing countries and overall solid demand. These factors more than offset periods of weakness triggered by fears that China’s economy would experience a hard landing, geopolitical issues and decelerating growth in many developed countries. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 10.24% over the six months ended March 31, 2012.

Performance review

For the six months ended March 31, 2012, Western Asset High Income Opportunity Fund Inc. returned 11.26% based on its net asset value (“NAV”)viii and 11.20% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index returned 12.17% over the same time frame. The Lipper High Current Yield Closed-End Funds Category Averageix returned 12.74% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.26 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2012. Past performance is no guarantee of future results.

Performance Snapshot

as of March 31, 2012 (unaudited)

Price Per Share	6-Month Total Return*
$6.14 (NAV)	11.26%†
$6.16 (Market Price)	11.20%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*  Total returns are based on changes in NAV or market price, respectively.

†  Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Prior to January 1, 2012, total return assumed the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

‡  Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund

VI	Western Asset High Income Opportunity Fund Inc.

Investment commentary (cont’d)

issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 27, 2012

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. The Fund invests in high-yield debt securities, which are subject to greater risks than investments in higher-rated bonds, such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed-income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations. These risks are magnified in emerging markets.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of March 31, 2012 and September 30, 2011 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — March 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

__________________________

BC US HY 2%	— Barclays Capital U.S. High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — March 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

__________________________

BC US HY 2%	— Barclays Capital U.S. High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

4	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited)

March 31, 2012

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 87.8%
Consumer Discretionary — 19.1%
Auto Components — 0.2%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	167,000		$176,602	(a)
Goodyear Tire & Rubber Co., Senior Notes	7.000%	5/15/22	260,000		254,150
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	300,000	EUR	436,120	(a)
Total Auto Components					866,872
Automobiles — 1.0%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.000%	6/15/19	290,000		292,900
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,180,000		1,197,700
Escrow GCB General Motors	—	—	2,125,000		46,484	*(b)
Escrow GCB General Motors	—	—	825,000		18,047	*(b)
Escrow GCB General Motors	—	—	2,540,000		55,563	*(b)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	685,000		851,112
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	1,840,000		1,910,575
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	480,000		523,200	(a)
Total Automobiles					4,895,581
Diversified Consumer Services — 0.8%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,160,000		1,180,300
ServiceMaster Co., Senior Subordinated Notes	8.000%	2/15/20	660,000		706,200	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	1,540,000		1,678,600
Total Diversified Consumer Services					3,565,100
Hotels, Restaurants & Leisure — 8.1%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,100,000		943,602	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	220,000		230,175
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	665,000		645,050
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	3,124,000		2,741,310
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	270,000		249,750
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,220,000		1,335,900
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,250,000		1,268,750	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	10.750%	1/15/17	2,338,471		2,601,549	(c)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,190,000		1,233,137	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	5

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
El Pollo Loco Inc., Secured Notes	17.000%	1/1/28	2,533,010	$2,295,540	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	660,000	699,600	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	11.000%	6/15/15	445,000	2,503	(a)(e)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,470,000	1,458,975	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	674,000	662,205	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	890,000	995,687	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	1,370,000	1,376,850	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	630,000	704,813
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,270,000	1,314,450
MGM Resorts International, Senior Notes	6.625%	7/15/15	490,000	505,925
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	150,000	170,813
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	360,000	409,050
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	60,000	61,950	(a)
Mohegan Tribal Gaming Authority, Senior Notes	11.000%	9/15/18	225,000	166,500	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	3,660,000	3,193,350	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	2,440,000	2,641,300
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,760,000	2,046,000
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	715,000	782,925
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,250,000	2,295,000	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.532%	2/1/14	10,000	9,450	(a)(f)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	3,365,000	3,394,444	(a)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	85,000	0	(b)(d)(e)(g)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	1,101,000	1,172,565	(a)
Total Hotels, Restaurants & Leisure				37,609,118
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,340,000	1,467,300
Media — 5.2%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	561,225	641,200
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	900,000	976,500
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,800,000	3,122,000

See Notes to Financial Statements.

6	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2012

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	1,880,000		$1,424,100	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordianted Notes	7.625%	3/15/20	870,000		856,950	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	120,000		116,400	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,260,000		1,455,300
DISH DBS Corp., Senior Notes	6.750%	6/1/21	510,000		552,075
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	1,290,000		1,396,425
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,360,000		1,407,600
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, Senior Secured Notes	7.500%	3/15/19	430,000		466,550	(a)
LBI Media Inc., Senior Notes	8.500%	8/1/17	120,000		36,900	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,170,000		1,000,350	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,800,000		1,719,000	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	400,000		463,000
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	70,000		77,525
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,760,000		1,610,400	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	450,000		447,750	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,430,000		1,456,812	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,120,000		1,181,600	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	675,000		749,250	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,250,000	EUR	2,993,322	(a)
Total Media					24,151,009
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,800,000		1,723,500
Specialty Retail — 2.3%
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,570,000		1,617,100
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,970,000		1,792,700	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,110,000		1,957,025
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	1,230,000		1,313,099
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	2,880,000		3,045,600
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	830,000		850,750	(a)
Total Specialty Retail					10,576,274

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	7

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — 0.8%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	730,000	$724,525	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	2,570,000	2,785,238
Total Textiles, Apparel & Luxury Goods				3,509,763
Total Consumer Discretionary				88,364,517
Consumer Staples — 1.3%
Food & Staples Retailing — 0.2%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	900,000	945,000	(a)
Food Products — 0.8%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	570,000	589,950	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,980,000	2,886,875	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	233,000	273,775
Total Food Products				3,750,600
Personal Products — 0.1%
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	500,000	544,375	(a)
Tobacco — 0.2%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,046,000	1,056,460
Total Consumer Staples				6,296,435
Energy — 12.7%
Energy Equipment & Services — 2.7%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	690,000	727,950
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	760,000	748,600	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,345,000	2,468,113	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,480,000	1,576,200
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	630,000	658,350	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	810,000	862,650	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,320,000	1,432,200	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	3,520,000	3,889,600
Total Energy Equipment & Services				12,363,663
Oil, Gas & Consumable Fuels — 10.0%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,560,000	1,645,800
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,155,000	1,339,800
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,660,000	1,709,800
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,990,000	3,124,550
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,530,000	1,564,425
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	1,060,000	1,139,500	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	560,000	618,800

See Notes to Financial Statements.

8	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2012

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	410,000	$428,450
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,410,000	1,480,500
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,178,521	2,463,354	(a)(c)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	350,000	373,625
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	870,000	993,200
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,370,000	1,527,550
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,270,000	1,385,560	(f)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	790,000	850,261	(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,130,000	1,906,350
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	930,000	984,638	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	430,000	466,550
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	260,000	277,550
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,530,000	1,201,050
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,855,000	2,169,800
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	470,000	488,800
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	1,090,000	430,550	(a)(e)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	780,000	308,100	(a)(e)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	1,305,000	1,448,550
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,195,000	1,347,362
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	400,000	438,000	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	3,035,000	3,224,687
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	100,000	110,250
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,830,000	1,855,162	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	460,000	455,400
Teekay Corp., Senior Notes	8.500%	1/15/20	2,280,000	2,376,900
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	3,270,000	4,015,204
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	930,000	885,825	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,700,000	1,317,500	(a)
Total Oil, Gas & Consumable Fuels				46,353,403
Total Energy				58,717,066
Financials — 7.5%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,100,000	1,077,996

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	9

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — 2.0%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	1,130,000		$1,141,300	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	1,050,000		1,052,625	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	970,000		1,002,158	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	390,000		462,563	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	830,000		776,050	(a)(f)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,430,000		2,323,284	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	840,000		716,100	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,340,000		1,324,496
Santander Issuances SAU, Subordinated Notes	5.911%	6/20/16	600,000		584,473	(a)
Total Commercial Banks					9,383,049
Consumer Finance — 1.2%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,800,000		1,746,000
Ally Financial Inc., Senior Notes	8.000%	3/15/20	2,590,000		2,887,850
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	730,000	EUR	1,002,809
Total Consumer Finance					5,636,659
Diversified Financial Services — 3.4%
Bank of America Corp., Senior Notes	6.500%	8/1/16	350,000		385,184
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,548,000		1,784,070
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,120,000		1,156,400
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	744,000		768,180
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,670,000		1,697,137
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	820,000		905,075
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	3,810,000		4,267,200
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,580,000		1,742,282
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,250,000		1,267,188
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,010,000		1,068,075	(a)(c)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		500,000	(a)(f)
Total Diversified Financial Services					15,540,791
Insurance — 0.7%
American International Group Inc., Junior Subordinated Notes	8.175%	5/15/58	250,000		265,875	(f)
American International Group Inc., Senior Notes	8.250%	8/15/18	1,465,000		1,763,086
ING Capital Funding Trust III, Junior Subordinated Bonds	4.070%	6/30/12	410,000		354,513	(f)(h)

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2012

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	590,000	$651,950	(a)
Total Insurance				3,035,424
Total Financials				34,673,919
Health Care — 6.2%
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	180,000	194,625
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	650,000	703,625	(c)
Total Health Care Equipment & Supplies				898,250
Health Care Providers & Services — 6.0%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,200,000	1,284,000
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	1,582,773	1,677,739	(c)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,130,000	1,207,688
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	880,000	968,000
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,670,000	1,728,450	(a)
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	980,000	1,019,200	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,265,000	3,955,787
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	850,000	850,000	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	700,000	778,750
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	280,000	306,600	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,920,000	2,222,400	(a)
HCA Inc., Debentures	7.500%	11/15/95	3,920,000	3,136,000
HCA Inc., Senior Secured Notes	7.875%	2/15/20	1,860,000	2,052,975
INC Research LLC, Senior Notes	11.500%	7/15/19	640,000	627,200	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,320,000	1,201,200	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	645,000	741,750
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	770,000	866,250
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	1,990,000	2,047,213	(f)
US Oncology Inc. Escrow	—	—	1,015,000	25,375	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,025,000	1,050,625
Total Health Care Providers & Services				27,747,202
Total Health Care				28,645,452
Industrials — 14.9%
Aerospace & Defense — 1.8%
Ducommun Inc., Senior Notes	9.750%	7/15/18	870,000	926,550
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	1,768,000	1,905,197

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	11

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,220,000	$2,414,250
Triumph Group Inc., Senior Notes	8.625%	7/15/18	800,000	900,000
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,105,000	2,241,825	(a)
Total Aerospace & Defense				8,387,822
Airlines — 1.9%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	660,536	647,325	(a)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	150,881	162,197
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,471,537	1,493,610
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	3,870,000	4,053,825	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	706,564	719,776
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	348,656	371,319
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	519,000	555,330	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	819,000	864,045	(a)
Total Airlines				8,867,427
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	520,400	431,932	(a)(b)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	2,110,000	2,244,513	(a)
Total Building Products				2,676,445
Commercial Services & Supplies — 2.5%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	210,000	200,550	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,605,000	2,481,262	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,830,000	1,820,850
Cenveo Corp., Secured Notes	8.875%	2/1/18	790,000	754,450
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,620,000	1,759,725
JM Huber Corp., Senior Notes	9.875%	11/1/19	780,000	815,100	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,950,000	1,984,125	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	730,000	781,100
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	910,000	910,000	(a)
Total Commercial Services & Supplies				11,507,162
Construction & Engineering — 0.3%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	1,310,000	1,310,000	(a)
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,620,000	1,522,800	(a)

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2012

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,220,000	$1,372,500
Machinery — 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	2,050,000	2,142,250	(a)
Marine — 0.9%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	880,000	862,400	(a)(b)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	1,160,000	1,106,350	(a)(b)(c)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,700,000	2,443,500
Total Marine				4,412,250
Road & Rail — 2.8%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,539,526	2,849,318	(c)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	860,000	881,500
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	2,194,000	2,270,790	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	681,000	791,663
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	2,805,000	3,141,600
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,675,000	2,949,187
Total Road & Rail				12,884,058
Trading Companies & Distributors — 1.3%
Ashtead Capital Inc., Notes	9.000%	8/15/16	108,000	113,265	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,370,000	1,417,950
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	852,000	874,365	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	3,408,000	3,510,240	(a)
Total Trading Companies & Distributors				5,915,820
Transportation — 1.6%
CMA CGM, Senior Notes	8.500%	4/15/17	2,680,000	1,698,450	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,630,000	2,564,250	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,120,000	3,073,200	(a)
Total Transportation				7,335,900
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	540,000	567,000	(a)
Total Industrials				68,901,434
Information Technology — 3.0%
Communications Equipment — 0.5%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	3,140,000	2,496,300
Electronic Equipment, Instruments & Components — 0.9%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	3,460,000	3,927,100	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	13

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
IT Services — 1.1%
First Data Corp., Senior Notes	10.550%	9/24/15	4,476,986		$4,566,526
First Data Corp., Senior Notes	12.625%	1/15/21	420,000		423,150
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	270,000		286,200	(a)
Total IT Services					5,275,876
Semiconductors & Semiconductor Equipment — 0.4%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	860,000		946,000	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	617,000		660,190
Total Semiconductors & Semiconductor Equipment					1,606,190
Software — 0.1%
Lawson Software Inc., Senior Notes	9.375%	4/1/19	500,000		518,750	(a)
Total Information Technology					13,824,216
Materials — 8.2%
Chemicals — 1.4%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,175,000		1,310,125	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	1,160,000		1,236,850	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	955,000	EUR	1,273,683	(a)
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	465,000		524,288
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	683,766		758,980
Solutia Inc., Senior Notes	8.750%	11/1/17	45,000		51,244
Solutia Inc., Senior Notes	7.875%	3/15/20	1,210,000		1,424,775
Total Chemicals					6,579,945
Containers & Packaging — 2.8%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,330,000		1,433,075	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	560,000	EUR	795,418	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,120,000		1,146,600	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	2,060,000		2,173,300
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.250%	5/15/18	1,180,000		1,182,950	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	2,520,000		2,579,850	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	1,180,000		1,208,025	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	220,000		228,800	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,260,000		2,401,250	(a)
Total Containers & Packaging					13,149,268

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2012

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — 2.7%
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	300,000	$307,500	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,190,000	2,310,450	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	930,000	909,075	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,400,000	2,363,000	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,190,000	1,029,350	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,590,000	1,749,000
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	1,050,000	1,107,750	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	2,850,000	1,311,000
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	30,000	30,900
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	360,000	382,500	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	860,000	847,100	(a)
Total Metals & Mining				12,347,625
Paper & Forest Products — 1.3%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,415,000	3,184,488
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	560,000	610,400	(a)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	180,000	115,650
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	980,000	1,013,075	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	2,110,000	1,171,050
Total Paper & Forest Products				6,094,663
Total Materials				38,171,501
Telecommunication Services — 7.8%
Diversified Telecommunication Services — 4.8%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,530,000	1,633,275	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	2,120,000	2,273,700	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	580,000	611,900
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,800,000	1,896,750
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	610,000	644,313
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	2,150,000	2,241,375
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,530,000	1,610,325	(a)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	119,771	122,166	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,430,000	1,569,425
West Corp., Senior Notes	8.625%	10/1/18	1,570,000	1,730,925
West Corp., Senior Notes	7.875%	1/15/19	1,840,000	1,968,800
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,070,000	1,059,300	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	410,000	387,450	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	15

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,458,216	$2,187,812	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,130,000	2,204,550
Total Diversified Telecommunication Services				22,142,066
Wireless Telecommunication Services — 3.0%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,080,000	1,142,100
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,010,000	1,006,213
Sprint Capital Corp., Global Notes	6.900%	5/1/19	870,000	756,900
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,960,000	2,279,200
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,855,000	4,187,437
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	2,470,000	2,717,000	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,720,000	1,904,900
Total Wireless Telecommunication Services				13,993,750
Total Telecommunication Services				36,135,816
Utilities — 7.1%
Electric Utilities — 3.1%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	3,920,000	4,233,600
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,550,000	1,317,500	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	3,880,000	3,977,000	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	401,814	382,728
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,570,000	2,441,500
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	810,000	189,337
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	2,550,000	1,676,625	(a)
Total Electric Utilities				14,218,290
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	74,590
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,210,000	1,291,675
Total Gas Utilities				1,366,265
Independent Power Producers & Energy Traders — 3.7%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,080,000	1,096,200	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	640,000	686,400	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,610,000	2,831,850	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	220,000	136,400	(e)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	1,630,000	1,132,850
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,600,000	1,752,000

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2012

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,570,000	$1,585,700	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	3,190,000	3,365,450	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	4,573,000	3,955,645
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	169,901	173,299
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	652,777	672,361
Total Independent Power Producers & Energy Traders				17,388,155
Total Utilities				32,972,710
Total Corporate Bonds & Notes (Cost — $399,138,184)				406,703,066
Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $625,698)	2.423%	4/20/35	948,646	757,214	(f)
Collateralized Senior Loans — 3.2%
Consumer Discretionary — 1.2%
Diversified Consumer Services — 0.6%
Realogy Corp., Term Loan	13.500%	10/15/17	2,500,000	2,581,250	(i)
Hotels, Restaurants & Leisure — 0.3%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	1,379,575	1,379,575	(i)
Media — 0.3%
Newsday LLC, Term Loan B	10.500%	8/1/13	1,500,000	1,546,875	(i)
Total Consumer Discretionary				5,507,700
Industrials — 1.0%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	205,770	205,770	(b)(i)
Trico Shipping AS, Term Loan B	—	5/13/14	362,292	362,292	(b)(j)
Total Marine				568,062
Trading Companies & Distributors — 0.9%
United Rentals Inc.	—	4/13/12	2,075,357	2,075,357	(b)(d)(j)
United Rentals Inc.	—	1/17/13	2,182,774	2,182,774	(b)(d)(j)
Total Trading Companies & Distributors				4,258,131
Total Industrials				4,826,193
Information Technology — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	908,571	906,868	(i)
Telecommunication Services — 0.7%
Wireless Telecommunication Services — 0.7%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	3,067,851	3,067,851	(i)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	17

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 0.1%
Electric Utilities — 0.1%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.743%	10/10/17	1,056,225	$589,836	(i)
Total Collateralized Senior Loans (Cost — $14,967,908)				14,898,448
Convertible Bonds & Notes — 0.9%
Consumer Discretionary — 0.6%
Diversified Consumer Services — 0.6%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	3,230,000	2,648,600	(a)
Industrials — 0.2%
Marine — 0.2%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	1,497,272	1,122,954	(b)(d)
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	415,909	135,171	(b)(d)
Total Industrials				1,258,125
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	410,000	331,331
Total Convertible Bonds & Notes (Cost — $4,468,746)				4,238,056
Sovereign Bonds — 0.1%
Russia — 0.1%
Russian Foreign Bond-Eurobond, Senior Bonds (Cost — $265,654)	7.500%	3/31/30	242,735	291,585	(a)

			Shares
Common Stocks — 1.9%
Consumer Discretionary — 1.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			78,199	156,398	*(b)(d)
Media — 1.0%
Charter Communications Inc., Class A Shares			70,175	4,452,604	*
Total Consumer Discretionary				4,609,002
Energy — 0.5%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.			214,823,305	2,164,989	*(b)(d)
Industrials — 0.4%
Marine — 0.4%
DeepOcean Group Holding AS			97,019	1,673,578	*(d)
Horizon Lines Inc., Class A Shares			39,394	227,697	*
Total Industrials				1,901,275
Total Common Stocks (Cost — $6,625,884)				8,675,266

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2012

Western Asset High Income Opportunity Fund Inc.

Security	Rate		Shares	Value
Convertible Preferred Stocks — 0.5%
Financials — 0.5%
Diversified Financial Services — 0.5%
Citigroup Inc. (Cost — $2,186,287)	7.500%		21,100	$2,184,483
Preferred Stocks — 2.0%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Corts-Ford Motor Co.	7.400%		11,720	302,493
Escrow GCB General Motors	—		31,700	17,118	*(b)
Escrow GCB General Motors	—		10,100	5,454	*(b)
Escrow GCB General Motors	—		2,200	1,188	*(b)
Escrow GCB General Motors	—		900	486	*(b)
Total Consumer Discretionary				326,739
Financials — 1.8%
Consumer Finance — 0.8%
GMAC Capital Trust I	8.125%		165,966	3,835,474	(f)
Diversified Financial Services — 1.0%
Citigroup Capital XII	8.500%		99,800	2,554,880	(f)
Citigroup Capital XIII	7.875%		85,025	2,312,680	(f)
Total Diversified Financial Services				4,867,560
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		37,200	51,336	*(f)
Total Financials				8,754,370
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		4,107	412,754	(d)(f)
Total Preferred Stocks (Cost — $10,278,238)				9,493,863

		Expiration Date	Notional Amount†
Purchased Options — 0.2%
Credit default swaption with Credit Suisse to buy protection on Markit CDX.NA.HY.17 Index, Put @ $97.00 (Cost — $1,468,024)		6/20/12	39,043,200	860,302

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	19

Western Asset High Income Opportunity Fund Inc.

Security	Expiration Date	Warrants	Value
Warrants — 0.1%
Buffets Restaurant Holdings	4/28/14	1,980	$20	*(b)(d)
Charter Communications Inc.	11/30/14	2,238	43,059	*
Jack Cooper Holdings Corp.	12/15/17	1,974	148,050	*(d)
Jack Cooper Holdings Corp.	5/6/18	921	69,075	*(d)
Nortek Inc.	12/7/14	5,518	12,691	*(b)(d)
SemGroup Corp.	11/30/14	9,492	70,431	*(b)
Total Warrants (Cost — $125,184)			343,326
Total Investments — 96.8% (Cost — $440,149,807#)			448,445,609
Other Assets in Excess of Liabilities — 3.2%			14,713,200
Total Net Assets — 100.0%			$463,158,809

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Illiquid security.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(e)	The coupon payment on these securities is currently in default as of March 31, 2012.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	Value is less than $1.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(j)	All or a portion of this loan is unfunded as of March 31, 2012. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
EUR — Euro

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2012

Western Asset High Income Opportunity Fund Inc.

Schedule of Written Options

Security	Expiration Date	Strike Price	Notional Amount†	Value
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Call	4/18/12	$99.50	12,794,300	$ 39,141
Credit default swaption with Credit Suisse to sell protection on Markit CDX.NA.HY.17 Index, Put	6/20/12	92.00	78,086,400	572,427
Total Written Options (Premiums received — $1,605,097)				$611,568

†  Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

March 31, 2012

Assets:
Investments, at value (Cost — $440,149,807)	$448,445,609
Foreign currency, at value (Cost — $476,442)	484,950
Cash	10,483,196
Interest receivable	10,432,967
Swaps, at value (premiums paid — $1,188,137)	969,303
Receivable for securities sold	756,768
Deposits with brokers for open futures contracts	203,000
Receivable from broker — variation margin on open futures contracts	19,750
Prepaid expenses	4,457
Total Assets	471,800,000

Liabilities:
Payable for securities purchased	7,530,720
Written options, at value (premiums received — $1,605,097)	611,568
Investment management fee payable	313,824
Unrealized depreciation on forward foreign currency contracts	92,226
Payable for open swap contracts	28,180
Directors’ fees payable	5,825
Accrued expenses	58,848
Total Liabilities	8,641,191
Total Net Assets	$463,158,809

Net Assets:
Par value ($0.001 par value; 75,382,697 shares issued and outstanding; 500,000,000 shares authorized)	$ 75,383
Paid-in capital in excess of par value	547,851,441
Overdistributed net investment income	(156,159)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(93,702,836)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	9,090,980
Total Net Assets	$463,158,809

Shares Outstanding	75,382,697

Net Asset Value	$6.14

See Notes to Financial Statements.

22	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2012

Investment Income:
Interest	$20,105,823
Dividends	447,626
Less: Foreign taxes withheld	(226)
Total Investment Income	20,553,223

Expenses:
Investment management fee (Note 2)	1,790,787
Transfer agent fees	44,134
Directors’ fees	41,378
Stock exchange listing fees	29,666
Shareholder reports	28,837
Audit and tax	23,533
Legal fees	10,179
Insurance	5,331
Custody fees	1,793
Miscellaneous expenses	3,868
Total Expenses	1,979,506
Net Investment Income	18,573,717

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,666,154)
Futures contracts	(204,601)
Written options	474,893
Swap contracts	(5,693)
Foreign currency transactions	265,744
Net Realized Loss	(1,135,811)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	30,072,195
Futures contracts	114,086
Written options	993,529
Swap contracts	(218,834)
Foreign currencies	(240,791)
Change in Net Unrealized Appreciation (Depreciation)	30,720,185
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	29,584,374
Increase in Net Assets From Operations	$48,158,091

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	23

Statements of changes in net assets

For the Six Months Ended March 31, 2012 (unaudited) and the Year Ended September 30, 2011	2012	2011

Operations:
Net investment income	$ 18,573,717	$ 37,577,449
Net realized gain (loss)	(1,135,811)	1,443,587
Change in net unrealized appreciation (depreciation)	30,720,185	(25,235,902)
Increase in Net Assets From Operations	48,158,091	13,785,134

Distributions to Shareholders From (Note 1):
Net investment income	(19,192,935)	(39,774,469)
Decrease in Net Assets From Distributions to Shareholders	(19,192,935)	(39,774,469)

Fund Share Transactions:
Reinvestment of distributions (204,154 and 249,131 shares issued, respectively)	1,218,928	1,557,441
Increase in Net Assets From Fund Share Transactions	1,218,928	1,557,441
Increase (Decrease) in Net Assets	30,184,084	(24,431,894)

Net Assets:
Beginning of period	432,974,725	457,406,619
End of period*	$463,158,809	$432,974,725
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(156,159)	$463,059

See Notes to Financial Statements.

24	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2012[1,2]	2011[1]	2010[1]	2009[1]	2008[1]	2007[1]

Net asset value, beginning of period	$5.76	$6.10	$5.70	$5.59	$7.03	$7.12

Income (loss) from operations:
Net investment income	0.25	0.50	0.56	0.60	0.59	0.55
Net realized and unrealized gain (loss)	0.39	(0.31)	0.45	0.12	(1.46)	(0.08)
Total income (loss) from operations	0.64	0.19	1.01	0.72	(0.87)	0.47

Less distributions from:
Net investment income	(0.26)	(0.53)	(0.61)	(0.61)	(0.57)	(0.56)
Total distributions	(0.26)	(0.53)	(0.61)	(0.61)	(0.57)	(0.56)

Net asset value, end of period	$6.14	$5.76	$6.10	$5.70	$5.59	$7.03

Market price, end of period	$6.16	$5.78	$6.27	$5.82	$4.34	$6.47
Total return, based on NAV[3,4]	11.26%	2.81%	18.62%	16.86%	(12.32)%	7.29%
Total return, based on Market Price[5]	11.20%	0.37%	19.42%	53.69%	(26.04)%	10.37%

Net assets, end of period (millions)	$463	$433	$457	$424	$414	$520

Ratios to average net assets:
Gross expenses	0.88%[6]	0.89%	0.95%	1.00%	0.91%	0.85%[7]
Net expenses[8]	0.88 [6]	0.89	0.95	1.00	0.91	0.85 [7,9]
Net investment income	8.30 [6]	7.98	9.47	12.84	9.03	7.55

Portfolio turnover rate	28%	68%	96%	71%	54%	56%

1	Per share amounts have been calculated using the average shares method.
2	For the six months ended March 31, 2012 (unaudited).
3

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	Annualized.
7

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.84%.

8	The impact of compensating balance arrangements, if any, was less than 0.01%.
9	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	25

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason

26	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	27

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$403,296,110	$ 3,406,956	$406,703,066
Collateralized mortgage obligations	—	757,214	—	757,214
Collateralized senior loans	—	10,640,317	4,258,131	14,898,448
Convertible bonds & notes	—	4,102,885	135,171	4,238,056
Sovereign bonds	—	291,585	—	291,585
Common stocks:
Consumer discretionary	$ 4,452,604	—	156,398	4,609,002
Energy	—	—	2,164,989	2,164,989
Industrials	227,697	1,673,578	—	1,901,275
Convertible preferred stocks	2,184,483	—	—	2,184,483
Preferred stocks:
Consumer discretionary	302,493	24,246	—	326,739
Financials	8,754,370	—	—	8,754,370
Industrials	—	412,754	—	412,754
Purchased options	—	860,302	—	860,302
Warrants	—	330,615	12,711	343,326
Total investments	$15,921,647	$422,389,606	$10,134,356	$448,445,609
Other financial instruments:
Futures contracts	$ 105,190	—	—	$ 105,190
Credit default swaps on sovereign issues — buy protection‡	—	$ 713,808	—	713,808
Credit default swaps on credit indices — buy protection‡	—	255,495	—	255,495
Total other financial instruments	$ 105,190	$ 969,303	—	$ 1,074,493
Total	$16,026,837	$423,358,909	$10,134,356	$449,520,102

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$611,568	—	$611,568
Forward foreign currency contracts	—	92,226	—	92,226
Total	—	$703,794	—	$703,794

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

28	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

				Common Stocks
Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Convertible Bonds & Notes	Consumer Discretionary	Energy	Industrials
Balance as of September 30, 2011	$ 7,763,173	—	—	—	$2,164,989	$ 1,586,220
Accrued premiums/discounts	11,414	—	$ 14,879	—	—	—
Realized gain (loss)[1]	—	—	—	—	—	170,663
Change in unrealized appreciation (depreciation)[2]	(241,373)	—	(105,596)	—	—	87,358
Purchases	1,080,476	$4,258,131	461,804	$156,398	—	—
Sales	—	—	(235,916)	—	—	(170,663)
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3[3]	(5,206,734)	—	—	—	—	(1,673,578)
Balance as of March 31, 2012	$ 3,406,956	$4,258,131	$ 135,171	$156,398	$2,164,989	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012[2]	$ (312,917)	—	$(105,596)	—	—	—

	Preferred Stocks
Investments in Securities	Consumer Discretionary	Industrials	Warrants	Total
Balance as of September 30, 2011	$ 11,225	$ 390,165	$ 217,171	$12,132,943
Accrued premiums/discounts	—	—	—	26,293
Realized gain (loss)[1]	—	—	—	170,663
Change in unrealized appreciation (depreciation)[2]	13,021	22,589	55,724	(168,277)
Purchases	—	—	—	5,956,809
Sales	—	—	—	(406,579)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3[3]	(24,246)	(412,754)	(260,184)	(7,577,496)
Balance as of March 31, 2012	—	—	$ 12,711	$10,134,356
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012[2]	—	—	$ 1,655	$ (416,858)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1  This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	29

2  This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

3  Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

30	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	31

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

32	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

For average notional amounts of swaps held during the period ended March 31, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	33

Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower

34	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	35

the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2012, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $703,794. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an

36	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Directors. The deferred balances are reported in the Statement of Assets and Liabilities under Directors’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	37

the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of March 31, 2012, the Fund had accrued $2,894 as deferred compensation payable.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$125,448,177
Sales	122,272,180

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 24,006,956
Gross unrealized depreciation	(15,711,154)
Net unrealized appreciation	$ 8,295,802

At March 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 5-Year Notes	158	6/12	$19,466,362	$19,361,172	$105,190

During the six months ended March 31, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of September 30, 2011	—	—
Options written	$132,557,300	$2,079,990
Options closed	—	—
Options exercised	—	—
Options expired	(41,676,600)	(474,893)
Written options, outstanding as of March 31, 2012	$ 90,880,700	$1,605,097

38	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Citibank, N.A.	2,833,937	$3,780,379	5/16/12	$(83,366)
Euro	Royal Bank of Scotland PLC	1,706,017	2,275,771	5/16/12	(8,860)
Net unrealized loss on open forward foreign currency contracts					$(92,226)

At March 31, 2012, the Fund held the following swap contracts:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — BUY PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas
(Spain Government Bond,			1.000%
5.500%, due 7/30/17)	$5,000,000	6/20/17	Quarterly	$713,808	$720,524	$(6,716)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas			5.000%
(MARKIT CDX.NA.HY.17 Index)	$ 4,365,000	12/20/16	Quarterly	$ 70,105	$ 122,233	$ (52,128)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	6,499,000	12/20/16	5.000% Quarterly	104,379	193,859	(89,480)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	1,649,000	12/20/16	5.000% Quarterly	26,484	48,184	(21,700)
Morgan Stanley & Co. Inc. (MARKIT CDX.NA.HY.17 Index)	3,395,000	12/20/16	5.000% Quarterly	54,527	103,337	(48,810)
Total	$15,908,000			$255,495	$ 467,613	$(212,118)

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3  The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†  Percentage shown is an annual percentage rate.

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	39

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2012.

ASSET DERIVATIVES1

	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	—	$ 860,302	$ 860,302
Futures contracts[3]	$105,190	—	105,190
Swap contracts[4]	—	969,303	969,303
Total	$105,190	$1,829,605	$1,934,795

LIABILITY DERIVATIVES1

	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$611,568	$611,568
Forward foreign currency contracts	$92,226	—	92,226
Total	$92,226	$611,568	$703,794

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2  Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

3  Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

4  Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	—	$(333,581)	$(333,581)
Written options	—	—	474,893	474,893
Futures contracts	$(204,601)	—	—	(204,601)
Swap contracts	—	—	(5,693)	(5,693)
Forward foreign currency contracts	—	$315,272	—	315,272
Total	$(204,601)	$315,272	$ 135,619	$ 246,290

40	Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	—	$(607,722)	$(607,722)
Written options	—	—	993,529	993,529
Futures contracts	$114,086	—	—	114,086
Swap contracts	—	—	(218,834)	(218,834)
Forward foreign currency contracts	—	$(289,169)	—	(289,169)
Total	$114,086	$(289,169)	$ 166,973	$ (8,110)

During the six months ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 318,147
Written options	318,747
Futures contracts (to sell)	19,428,357
Forward foreign currency contracts (to buy)†	160,544
Forward foreign currency contracts (to sell)	6,216,226

Average Notional Balance
Credit default swap contracts (to buy protection)	$5,259,429

†  At March 31, 2012, there were no open positions held in this derivative.

5. Distributions subsequent to March 31, 2012

On February 10, 2012, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.0425 per share, payable on March 30, 2012, April 27, 2012 and May 25, 2012 to shareholders of record on March 23, 2012, April 20, 2012 and May 18, 2012, respectively. The April and May record date distributions were made subsequent to the period end of this report.

On May 11, 2012, the Board declared three distributions, each in the amount of $0.0415 per share, payable on June 29, 2012, July 27, 2012 and August 31, 2012, to shareholders of record on June 22, 2012, July 20, 2012 and August 24, 2012, respectively.

6. Capital loss carryforward

As of September 30, 2011, the Fund had a net capital loss carryforward of approximately $85,699,802, of which $2,542,282 expires in 2012, $855,375 expires in 2016, $21,593,145 expires in 2017, $49,024,877 expires in 2018, and $11,684,123 expires in 2019. These amounts will be available to offset any future taxable capital gains.

Western Asset High Income Opportunity Fund Inc. 2012 Semi-Annual Report	41

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

42	Western Asset High Income Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Income Opportunity Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and, collectively, the “Sub-Advisory Agreements”) with the Manager and the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London” and, together with Western Asset, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2011, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Western Asset High Income Opportunity Fund Inc.	43

Board Approval of Management Agreement and Sub-Advisory Agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western Asset London

44	Western Asset High Income Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund Performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged high current yield closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper. The Performance Universe consisted of five funds for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2011.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for each of the 1- and 3-year periods ended June 30, 2011 was ranked second among the funds in the Performance Universe and was better than the median performance for the Performance Universe for that period. The Lipper Information further showed that the Fund’s performance for each of the 5- and 10-year periods ended June 30, 2011 was ranked third among the funds in the Performance Universe and was at the Performance Universe median for that period. In assessing the Fund’s performance, the Board noted, among other things, that the small number of funds in the Performance Universe made meaningful comparisons difficult. The Board also considered the Fund’s performance relative to its benchmarks and in absolute terms.

Based on its review of the Fund’s performance, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the

Western Asset High Income Opportunity Fund Inc.	45

Management Agreement and the Sub-Advisory Agreements for an additional period not to exceed one year.

Management Fees and Expense Ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and four other non-leveraged high current yield closed-end funds, as classified by Lipper. The five funds in the Expense Universe had net common share assets ranging from $47.4 million to the Fund’s $442.9 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Management Fee on both a contractual basis and an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) and actual total expenses each was ranked third among the funds in the Expense Universe and was at the Expense Universe median for that expense component. The Board considered that the small number of funds in the Expense Universe, which included two other funds managed by Western Asset, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may

46	Western Asset High Income Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2011 and March 31, 2010. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for Western Asset London are paid by Western Asset, not the Fund. The profitability analysis presented to the Board indicates that profitability to the Manager had increased by 2 percent over the period covered by the analysis. The Board did not consider profitability to be such as to support a determination against continuation of the Management Agreement and Sub-Advisory

Western Asset High Income Opportunity Fund Inc.	47

Agreements but determined that profitability to the Manager in providing services to the Fund merited continued monitoring at its current level.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other Benefits to the Manager and the Sub-Advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

48	Western Asset High Income Opportunity Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Income Opportunity Fund Inc. was held on January 27, 2012 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Paolo M. Cucchi	54,050,032	4,245,853
R. Jay Gerken	54,295,013	4,000,872

At March 31, 2012, in addition to Paolo M. Cucchi and R. Jay Gerken, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

Western Asset High Income Opportunity Fund Inc.	49

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a

50	Western Asset High Income Opportunity Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-888-888-0151.

Western Asset

High Income Opportunity Fund Inc.

Directors	Western Asset High Income Opportunity Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers		HIO
R. Jay Gerken	Custodian
President and	State Street Bank and Trust Company
Chief Executive Officer	1 Lincoln Street
Richard F. Sennett	Boston, MA 02111
Principal Financial Officer
Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer & Trust Company
Vanessa A. Williams	59 Maiden Lane
Identity Theft Prevention Officer	New York, NY 10038
Robert I. Frenkel
Secretary and
Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WAS04035 5/12 SR12-1641

ITEM 2.                                                   CODE OF ETHICS.

Not applicable.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a) (1)                 Not applicable.

Exhibit 99.CODE ETH

(a) (2)                 Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset High Income Opportunity Fund Inc.

Date:	May 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset High Income Opportunity Fund Inc.

Date:	May 23, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Western Asset High Income Opportunity Fund Inc.

Date:	May 23, 2012